Exhibit 99.1

FOR IMMEDIATE RELEASE

PLEASE CONTACT:

Chad L. Stephens

405.948.1560

Website: www.phxmin.com

PHX MINERALS INC. ANNOUNCES ENTRY INTO HAYNESVILLE ACQUISITION

OKLAHOMA CITY, Sept. 16, 2021 – PHX Minerals Inc. (NYSE: PHX) (“PHX” or the “Company”) announced today that it has agreed to acquire in two separate transactions certain mineral and royalty interests totaling approximately 817 net royalty acres in East Texas and Louisiana targeting the Haynesville play (the “Acquisition”) for aggregate consideration of $7,249,347 in cash and stock, subject to customary closing adjustments. The purchase price consists of $728,214 in cash and $6,521,133 in PHX common stock issued directly to the sellers of the assets. The shares to be issued are subject to a 120-day lockup period. The Board of Directors of PHX unanimously approved the Acquisition, which is subject to certain closing conditions and is expected to close by Sept. 30, 2021.

Chad Stephens, President and CEO, said, “The agreements we entered into today involve additional acquisitions of exceptional mineral assets targeting the Haynesville play, where we have been active over the last 12 months. These assets will provide the company increasing cash flow and natural gas volumes in the near-term with compelling upside potential and are located under some of the top operators with active drilling programs in the play.”

Acquisition Highlights

•

Approximately 817 net royalty acres in East Texas and Louisiana (primarily in Harrison and Nacogdoches counties in Texas and De Soto, Caddo, Bossier and Sabine parishes in Louisiana), focused on the Haynesville and Bossier plays;

•	Includes 46 PDP gross wells, 15 gross wells in progress and an estimated 149 gross undrilled locations;
•	Two drilling rigs currently running on the Acquisition assets and an additional 10 drilling rigs within 2.5 miles of the Acquisition assets;[1]
•	Estimated reserves of 8.5 Bcfe;[2]
•	Current net production 0.062 Mmcfe/d; [3] and
•	Key operators of the Acquisition assets include Chesapeake/Vine, Comstock, Goodrich and Southwestern/Indigo

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[1] Provided by Enverus as of 08/30/2021
[2] As of 09/01/2021
[3] Mmcfe/d is on a 6:1 basis; estimated June 2021 production

PHX Minerals Inc. (NYSE: PHX) Oklahoma City-based, PHX Minerals Inc. is a natural gas and oil mineral company with a strategy to proactively grow its mineral position in its core areas of focus. PHX

1601 NW Expressway, Suite 1100 ☒ Oklahoma City, OK 73118 ☒ Ph. (405) 948-1560 ☒ Fax (405) 948-1063

PHX Minerals Inc. Announces

Haynesville Acquisition…cont.

owns approximately 251,000 net mineral acres principally located in Oklahoma, Texas, North Dakota, New Mexico and Arkansas. Additional information on the Company can be found at www.phxmin.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipates,” “plans,” “estimates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect PHX’s current views about future events. Forward-looking statements may include, but are not limited to, statements relating to: the Company’s ability to execute its business strategies; the volatility of realized natural gas and oil prices; the level of production on the Company’s properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; the Company’s ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; epidemics and pandemics such as the COVID-19 pandemic, title defects in the properties in which the Company invests; and other economic, competitive, governmental, regulatory or technical factors affecting properties, operations or prices. Although the Company believes expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such forward-looking statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in forward-looking statements. The forward-looking statements in this press release are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company’s website or the SEC’s website at www.sec.gov.

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